UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 22, 2004

WORONOCO BANCORP, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14671	04-3444269
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

31 Court Street, Westfield, Massachusetts 01085

(Address of principal executive offices)

(413) 568-9141

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Item 7. Financial Statements and Other Exhibits

Exhibit 99.1 Press Release Dated April 22, 2004

Item 12. Results of Operations and Financial Condition

On April 22, 2004, Woronoco Bancorp, Inc. announced its financial results for the three months ended March 31, 2004.

The press release announcing financial results for the three months ended March 31, 2004 is filed as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORONOCO BANCORP, INC.

Dated: April 22, 2004	By:	/s/ Cornelius D. Mahoney
Cornelius D. Mahoney
President, Chief Executive Officer and Chairman of the Board